UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

WINCHESTER BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-283752	33-3361275
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

661 Main Street, Winchester, Massachusetts	01890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 729-2130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 21, 2025, Winchester Bancorp, Inc., a Maryland corporation (the “Company”), completed its previously announced community offering in connection with the proposed mutual holding company reorganization of Winchester Savings Bank (the “Bank”). The closing of the offering and reorganization remains subject to the receipt of customary final regulatory approvals and the satisfaction of customary closing conditions. Final results of the offering and the anticipated closing date will be announced following receipt of all regulatory approvals to complete the transaction.

Item 9.01	Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WINCHESTER BANCORP, INC.

DATE: March 21, 2025	By:	/s/ John A. Carroll
John A. Carroll
President and Chief Executive Officer